Exhibit 10.5

Execution Version

First Amendment to the Second Lien Intercreditor Agreement

This First Amendment to Second Lien Intercreditor Agreement (this “Amendment”), dated March 7, 2018, and entered into by and among Fifth Third Bank, an Ohio banking corporation, as First Lien Collateral Agent (the “First Lien Collateral Agent”), and Prospect Capital Corporation, a Maryland corporation, as Second Lien Collateral Agent (the “Second Lien Collateral Agent”), and acknowledged by Turning Point Brands, Inc., a Delaware corporation (the “Borrower”) and the other Grantors (as defined below).

Recitals

A.            The First Lien Collateral Agent, the Second Lien Collateral Agent, the Borrower and the other Grantors are parties to that certain Second Lien Intercreditor Agreement dated as of February 17, 2017 (as amended, restated, supplemented or otherwise modified, the “Intercreditor Agreement”).  Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

B.            Concurrently with this Amendment, the Borrower, the Guarantors party thereto, the lenders party thereto and the First Lien Collateral Agent have entered into that certain Amended and Restated First Lien Credit Agreement, dated as of the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified, replaced or Refinanced from time to time, in each case in accordance herewith, the “First Lien Credit Agreement”).

C.            Concurrently with this Amendment, the Borrower, the Guarantors party thereto, the lenders party thereto, the Second Lien Collateral Agent, and the Administrative Sub-Agent have entered into that certain Amended and Restated Second Lien Credit Agreement, dated as of the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified, replaced or Refinanced from time to time, in each case in accordance herewith, the “Second Lien Loan Agreement” and together with the First Lien Credit Agreement, the “Agreements”).

D.            As a condition to entering into the Agreements, the Borrower, the other Grantors, the First Lien Collateral Agent and the Second Lien Collateral Agent have agreed to make certain amendments to the Intercreditor Agreement on the terms and conditions set forth in this Amendment.

Section 1.             Amendments to the Intercreditor Agreement.

Upon the satisfaction of the conditions precedent set forth in Section 3 below, the Intercreditor Agreement shall be and hereby is amended as of the date hereof as follows:

1.1.          The preamble to the Intercreditor Agreement is hereby amended in its entirety to read as follows:

This Second Lien Intercreditor Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”), dated as of February 17, 2017 and entered into by and among Fifth Third Bank, an Ohio banking corporation, in its capacity as administrative agent under the First Lien Credit Agreement for the First Lien Claimholders (in such capacity and together with its successors from time to time in such capacity, the “First Lien Collateral Agent”), Prospect Capital Corporation, a Maryland corporation, in its capacity as administrative agent under the Second Lien Loan Agreement for the Second Lien Claimholders (in such capacity and together with its successors from time to time in such capacity, the “Second Lien Collateral Agent”), and acknowledged and agreed to by Turning Point Brands, Inc., a Delaware corporation (the “Borrower”), and the other Grantors (as defined below).  Capitalized terms used in this Agreement have the meanings assigned to them in Section 1 below.

1.2.          The definitions of “Borrower”, “First Lien Cap Amount”, and “Second Lien Cap Amount” appearing in Section 1.1 of the Intercreditor Agreement shall be amended and restated to read in their entireties as follows:

“Borrower” has the meaning set forth in the preamble to this Agreement.

“First Lien Cap Amount” means, as of any date of determination, regardless of whether the First Lien Credit Agreement is in effect on such date, the sum of (a) 115% of (x) $210,000,000 plus (y) the aggregate principal amount of Incremental Facilities (as defined in the First Lien Credit Agreement and determined without giving effect to any amendments, waivers of, or consents to the conditions to borrowing or amounts to be borrowed, thereunder) minus (b) the aggregate amount of permanent reductions in revolving loan commitments (excluding any automatic reductions resulting from an Insolvency or Liquidation Proceeding) and repayments and prepayments of principal of term loans that are First Lien Obligations (excluding any (x) voluntary prepayments of First Lien Obligations, except to the extent such prepayments reduce scheduled payments or mandatory prepayments otherwise due under the First Lien Credit Agreement and (y) such repayments resulting from (i) a Refinancing of such Obligations or (ii) a “roll up” of such Obligations in connection with a DIP Financing, in each case, in accordance with the terms of this Agreement).  For the avoidance of doubt, the First Lien Cap Amount shall apply only to principal with respect to the Loans (including, for the avoidance of doubt, any Incremental Facilities (as such term is defined in the First Lien Credit Agreement)) made and Letters of Credit issued under the First Lien Credit Agreement and shall not include any First Lien Obligations related to Hedging Liability or Bank Product Liability.

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“Second Lien Cap Amount” means, as of any date of determination, regardless of whether the Second Lien Loan Agreement is in effect on such date, the sum of (a) 115% of $40,000,000 minus (b) the aggregate amount of repayments and prepayments of principal of term loans that are Second Lien Obligations (excluding any (x) voluntary prepayments of Second Lien Obligations, except to the extent such prepayments reduce scheduled payments or mandatory prepayments otherwise due under the Second Lien Credit Agreement and (y) any such repayments resulting from (i) a Refinancing of such Obligations or (ii) a “roll up” of such Obligations in connection with a DIP Financing, in each case, in accordance with the terms of this Agreement).

1.3.          The Intercreditor Agreement shall be amended to replace each reference to the phrases “the Borrowers”, “either Borrower”, “each Borrower”, “applicable Borrower”, and “such Borrower” appearing therein with the phrase “the Borrower”.

Section 2.             Reaffirmation, Acknowledgment, and Agreement.

The First Lien Collateral Agent and Second Lien Collateral Agent reaffirm, acknowledge, and agree that, notwithstanding any modifications to the First Lien Loan Documents or the Second Lien Loan Documents on or prior to the date hereof, the Intercreditor Agreement continues in full force and effect in accordance with its original terms, except as amended hereby, including, without limitation, the Liens securing the Obligations pursuant to the Agreements and the Collateral Documents remaining subject thereto, and the rights, interests, agreements, and obligations of the First Lien Collateral Agent, the Second Lien Collateral Agent, the First Lien Claimholders, and the Second Lien Claimholders under the Intercreditor Agreement, as amended hereby, remaining in full force and effect.

Section 3.             Conditions Precedent.

This Amendment shall be subject to the satisfaction of all of the following conditions precedent:

3.1.          The First Lien Collateral Agent, the Second Lien Collateral Agent, the Borrower and the other Grantors shall have executed and delivered this Amendment.

3.2.          Each condition precedent set forth in Section 3.2 of the First Lien Credit Agreement shall have been satisfied in a manner reasonably satisfactory to the First Lien Collateral Agent.

3.3.          Each condition precedent set forth in Section 3 of the Second Lien Loan Agreement shall have been satisfied in a manner reasonably satisfactory to the Second Lien Collateral Agent.

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Section 4.             Miscellaneous.

4.1.          Reference to this specific Amendment need not be made in the Intercreditor Agreement, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the First Lien Loan Documents or the Second Lien Loan Documents, any reference in any of such items to the Intercreditor Agreement being sufficient to refer to the Intercreditor Agreement as amended hereby.

4.2.          The Borrower agrees to pay on demand all reasonable and documented costs and expenses of or incurred by the First Lien Collateral Agent and the Second Lien Collateral Agent in connection with the negotiation, preparation, execution and delivery of this Amendment promptly after a written invoice has been provided to the Borrower therefor, including reasonable and documented fees and expenses of counsel for the First Lien Collateral Agent and the Second Lien Collateral Agent.

4.3.          Section 1.2 of the Intercreditor Agreement (“Terms Generally”), Section 8.1 of the Intercreditor Agreement (“Integration/Conflicts”), Section 8.2 of the Intercreditor Agreement (“Effectiveness; Continuing Nature of this Agreement; Severability”), Section 8.3 of the Intercreditor Agreement (“Amendments; Waivers”), Section 8.9 of the Intercreditor Agreement (“Submission to Jurisdiction; Certain Waivers”), Section 8.10 of the Intercreditor Agreement (“Waiver of Jury Trial”), Section 8.11 of the Intercreditor Agreement (“Notices”), Section 8.13 of the Intercreditor Agreement (“Applicable Law), Section 8.14 of the Intercreditor Agreement (“Binding on Successors and Assigns”), Section 8.15 of the Intercreditor Agreement (“Section Headings”), and Section 8.16 of the Intercreditor Agreement (“Counterparts”) are hereby incorporated herein by reference, and shall apply to this Amendment mutatis mutandis as if fully set forth herein.

 [Signature Page to Follow]

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In Witness Whereof, the parties hereto have executed this First Amendment to Second Lien Intercreditor Agreement as of the date first written above.

Fifth Third Bank, an Ohio banking corporation, as First Lien Collateral Agent

By:	/s/ Matt Ward
	Name:	Matt Ward
	Title:	VP

Notice address:

Fifth Third Bank
Fifth Third Center
38 Fountain Square Plaza
Cincinnati, Ohio 45263
Attention: Loan Syndications/Judy Huls
Telephone: (513) 534 4224
Facsimile: (513) 534 0875
Email: judy.huls@53.com

[Signature Page to First Amendment to Second Lien Intercreditor Agreement (Turning Point Brands)]

Prospect Capital Corporation, a Maryland corporation, as Second Lien Collateral Agent

By:	/s/ M. Grier Eliasek
	Name:	M. Grier Eliasek
	Title:	President and Chief Operating Officer

Notice address:

Prospect Capital Corporation10 East 40th Street, 42nd Floor New York, New York 10016
Attention:	General Counsel and David Moszer
Facsimile:	(212) 443-9652
Email:	fax@prospectstreet.com
pl@prospectstreet.com
pacct@prospectstreet.com
dmoszer@prospectstreet.com
grier@prospectstreet.com
jbarry@prospectstreet.com

With copies (which shall not constitute notice) to:

Proskauer Rose LLP
One International Place
Boston, Massachusetts 02110
Attention:	Stephen A. Boyko
Facsimile:	(617) 526-9899
E-mail:	sboyko@proskauer.com

[Signature Page to First Amendment to Second Lien Intercreditor Agreement (Turning Point Brands)]

Acknowledged and Agreed:

Borrower:

Turning Point Brands, Inc.

By:	/s/ Mark A.Stegeman
	Name:	Mark A. Stegeman
	Title:	Senior Vice President and Chief Financial Officer

Notice Address:

Turning Point Brands, Inc.
5201 Interchange Way
Louisville, Kentucky 40229
Attention: General Counsel, c/o James Dobbins
Telephone No.: 502-774-9267
Facsimile No.: 502-774-9275
E-mail: jdobbins@natcinc.net

[Signature Page to First Amendment to Second Lien Intercreditor Agreement]

Grantors:

North Atlantic Trading Company, Inc.
Intrepid Brands, LLC
National Tobacco Company, L.P.
National Tobacco Finance, LLC
North Atlantic Operating Company, Inc.
North Atlantic Cigarette Company, Inc.
RBJ Sales, Inc.
Turning Point Brands, LLC
Vapor Beast LLC
Vapor Shark, LLC
Vapor Shark Miami, LLC
Vapor Shark Hallandale, LLC
Vapor Shark Kendall, LLC
Vapor Shark Pinecrest, LLC
Vapor Shark Palmetto Bay, LLC
Vapor Shark Flagami, LLC
Vapor Shark Coral Springs, LLC

By:	/s/ Mark A. Stegeman
	Name:	Mark A. Stegeman
	Title:	Senior Vice President and Chief Financial Officer

Notice Address:

Turning Point Brands, Inc.
5201 Interchange Way
Louisville, Kentucky 40229
Attention: General Counsel, c/o James Dobbins
Telephone No.: 502-774-9267
Facsimile No.: 502-774-9275
E-mail: jdobbins@natcinc.net

[Signature Page to First Amendment to Second Lien Intercreditor Agreement (Turning Point Brands)]